EXHIBIT 25

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                              FORM T-1

                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     STATEMENT OF ELIGIBILITY
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A
              CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE
                ELIGIBILITY OF A TRUSTEE PURSUANT TO
                SECTION 305(b)(2)          |__|



                          THE BANK OF NEW YORK
           (Exact name of trustee as specified in its charter)


       New York                              13-5160382
(State of incorporation                    (I.R.S. employer
if not a U.S. national bank)               identification no.)

One Wall Street, New York, N.Y.                  10286
(Address of principal executive offices)       (Zip code)





                          SCANA CORPORATION
          (Exact name of obligor as specified in its charter)


South Carolina                                  57-0784499
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                  identification no.)


1426 Main Street
Columbia, South Carolina                            29201
(Address of principal executive offices)          (Zip code)

                        ______________________

                           Debt Securities
                  (Title of the indenture securities)


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1.   General information.  Furnish the following information as to the
        Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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            Name                               Address
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      Superintendent of Banks of          2 Rector Street, New York,
      the State of New York                N.Y.  10006, and Albany,
                                           N.Y. 12203

      Federal Reserve Bank of New York     33 Liberty Plaza, New York,
                                           N.Y.  10045
      Federal Deposit Insurance
      Corporation                                 Washington, D.C.  20429

      New York Clearing House
      Association                          New York, New York

     (b)   Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10 (d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                SIGNATURE



               Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of September, 1998.


                               THE BANK OF NEW YORK


                           By:     /s/MARY JANE SCHMALZEL
                         Name: MARY JANE SCHMALZEL
                        Title: VICE PRESIDENT